UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2022

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
 Fannie Mae

Federally chartered corporation	0-50231	52-0883107	1100 15th Street, NW			800	232-6643
			Washington,	DC	20005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(Address of principal executive offices, including zip code)			(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

The information in this report, including information contained in the exhibits submitted with this report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae (formally known as the Federal National Mortgage Association), except to the extent, if any, expressly incorporated by specific reference in that document.

Item 2.02 Results of Operations and Financial Condition.
On July 29, 2022, Fannie Mae filed its quarterly report on Form 10-Q for the quarter ended June 30, 2022 and is issuing a press release reporting its financial results for the periods covered by the Form 10-Q. Copies of the press release and a financial supplement are furnished as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference. Copies may also be found on Fannie Mae’s website, www.fanniemae.com, in the “About Us” section under “Investor Relations/Quarterly and Annual Results.” Information appearing on the company’s website is not incorporated into this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being submitted with this report:

Exhibit Number	Description of Exhibit
99.1	Press release, dated July 29, 2022
99.2	Financial Supplement for Q2 2022, dated July 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By:	/s/ Chryssa C. Halley
Chryssa C. Halley
Executive Vice President and Chief Financial Officer
Date: July 29, 2022